SUPPLEMENT TO THE
SELECT CLASS AND SERVICE CLASS PROSPECTUSES
OF
WELLS FARGO INSTITUTIONAL MONEY MARKET FUNDS
Wells Fargo Cash Investment Money Market Fund
Wells Fargo Heritage Money Market Fund
Wells Fargo Municipal Cash Management Money Market Fund
 (each a "Fund", together the "Funds")

Effective immediately the following change is made to the section entitled "Pricing Fund Shares":

1) The first sentence of the paragraph immediately following the table is hereby removed.

Additionally, the section entitled "Buying and Selling Fund Shares" is replaced with the following:

Buying and Selling Fund Shares

For more information regarding buying and selling Fund shares, please visit wellsfargofunds.com. You may buy (purchase) and sell (redeem) Fund shares as follows:

	Opening an Account	Adding to an Account or Selling Fund Shares
Through Your Financial Professional	Contact your financial professional. Transactions will be subject to the terms of your account with your intermediary.	Contact your financial professional. Transactions will be subject to the terms of your account with your intermediary.
Through Your Retirement Plan	Contact your retirement plan administrator. Transactions will be subject to the terms of your retirement plan account.	Contact your retirement plan administrator. Transactions will be subject to the terms of your retirement plan account.
Online	New accounts cannot be opened online. Contact your financial professional or retirement plan administrator, or refer to the section on opening an account by mail.

Visit wellsfargofunds.com.

Online transactions are limited to a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at
1-800-222-8222 for more information.

By Telephone	Call Investor Services at 1-800-222-8222. Available only if you have another Wells Fargo Fund account with your bank information on file.

Call Investor Services at 1-800-222-8222.

Redemption requests may not be made by phone if the address on your account was changed in the last 15 days. In this event, you must request your redemption by mail. For joint accounts, telephone requests generally require only one of the account owners to call unless you have instructed us otherwise.

By Mail

Complete an account application and submit it according to the instructions on the application.

Account applications are available online at wellsfargofunds.com or by calling Investor Services at 1-800-222-8222.

Send the items required under "Requests in Good Order" below to:

Regular Mail
Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266

Overnight Only
Wells Fargo Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

Requests in "Good Order". In order to be processed by the Funds' transfer agent, all purchase and redemption requests must be in "good order." This means that a request generally must include:

■

The Fund name(s), share class(es) and account number(s);

■

The amount (in dollars or shares) and type (purchase or redemption) of the request;

■

If by mail, the signature of each registered owner as it appears in the account application;

■

For redemption requests, a Medallion Guarantee if required (see "Medallion Guarantee" below); and

■

Any supporting legal documentation that may be required.

A purchase or redemption request in good order for which payment (of the purchase price or of the redemption proceeds, as applicable) is to be made via wire using "federal funds" will be processed at the next NAV calculated after the Funds' transfer agent receives your request. A purchase or redemption request in good order for which payment is to be made via any other method (such as by check or EFT) will be processed at the final NAV calculated on the business day on which the Fund's transfer agent receives your request. If your request is not in good order, additional documentation may be required to process your transaction. We reserve the right to waive any of the above requirements. Please note that the Funds no longer permit financial intermediaries (including retirement plan administrators) to serve as their agent for purposes of determining the time a purchase or redemption request is received.

Medallion Guarantee. A Medallion Guarantee is only required for a mailed redemption request under the following circumstances: (1) if the address on your account was changed within the last 15 days; (2) if the amount of the redemption request exceeds $100,000 and is to be paid to a bank account that is not currently on file with Wells Fargo Funds or if all of the owners of your Wells Fargo Fund account are not included in the registration of the bank account provided; or (3) if the redemption request proceeds are to be paid to a third party. You can get a Medallion Guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

Payment. Payment for Fund shares may be made as follows:

By Wire

Purchases into a new or existing account may be funded by using the following wire instructions:

State Street Bank & Trust
Boston, MA
Bank Routing Number: ABA 011000028
Wire Purchase Account: 9905-437-1
Attention: Wells Fargo Funds
(Name of Fund, Account Number and any applicable share class)
Account Name: Provide your name as registered on the Fund account or as included in your account application.

By Check	Make checks payable to Wells Fargo Funds.
By Electronic Funds Transfer ("EFT")	Additional purchases for existing accounts may be funded by EFT using your linked bank account.

All payments must be in U.S. dollars, and all checks and EFTs must be drawn on U.S. banks. You will be charged a $25.00 fee for every check or EFT that is returned to us as unpaid. Please note that, if you are paying for Fund shares via wire, the Fund must receive "federal funds" by the close of the Federal Reserve wire transfer system ("Fedwire") (normally, 6:00 p.m. ET) on the same business day your purchase order is processed. In the event that payment is not received by the Fund by the close of the Fedwire, the Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund's transfer agent.
Timing of Redemption Proceeds. Generally, requests for redemption proceeds by check or EFT that are received in good order will be sent out by the next business day after receipt and will earn a dividend until the day such proceeds are sent.

Generally, requests for redemption proceeds by wire that are received in good order will be processed and earn dividends as listed in the table below.

If a Request is Received in Good Order:	Proceeds Wired	Dividends
Cash Investment Money Market Fund Heritage Money Market Fund
■ By 3:00 p.m. (ET)	Same Business Day[1]	Not earned on day of request
■ After 3:00 p.m. (ET)	Next Business Day	Earned on day of request
1.	Please note that while we will make every effort to wire your redemption proceeds on the same business day, same day settlement is not guaranteed.

Please note that if you wish to redeem shares purchased by check or EFT within seven days of purchase, you may be asked to resubmit your redemption request if your payment has not yet cleared.

Form of Redemption Proceeds. You may request that your redemption proceeds be sent to you by check, by EFT into a linked bank account, or by wire to a linked bank account. Please call Investor Services at 1-800-222-8222 regarding the requirements for linking bank accounts or for wiring funds. Although, under normal circumstances, we satisfy redemption requests by making cash payments, we reserve the right to determine in our sole discretion whether to satisfy redemption requests by making payments in securities. In such cases, we may satisfy all or part of a redemption request by making payment in securities equal in value to the amount of the redemption payable to you as permitted under the 1940 Act, and the rules thereunder, in which case the redeeming shareholder should expect to incur transaction costs upon the disposition of any securities received.

Right to Delay Payment. We can delay the payment of a redemption for longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Bank or under extraordinary circumstances. For each Fund, we may also suspend redemptions if the Fund experiences significantly impaired liquidity. Please see the section entitled "Liquidity Fees and Redemption Gates" below for further information.

Under the extraordinary circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than one day. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

Liquidity Fees and Redemption Gates. If a Fund's weekly liquid assets (as defined in Rule 2a-7(34)) fall below 30% of its total assets, the Fund may institute a liquidity fee on redemptions of up to 2% of the value of shares redeemed and/or may impose a redemption gate (i.e., a suspension of the right to redeem), if the Board determines that doing so would be in the best interests of the Fund and its shareholders. A liquidity fee and/or a redemption gate imposed under these circumstances may be implemented intraday. The Board may determine to raise or lower such liquidity fee after it has been imposed, but the liquidity fee may not exceed 2% of the value of shares redeemed.

If at the end of a business day, a Fund's weekly liquid assets fall below 10% of its total assets, the Fund must institute a liquidity fee, effective as of the next business day, of 1% of the value of shares redeemed, unless the Board determines that imposing the fee is not in the best interests of the Fund or determines that a lower or higher liquidity fee (subject to the 2% limit) is in the best interests of the Fund.

A liquidity fee and/or redemption gate may be implemented prior to giving notice to shareholders or intermediaries. It is expected that notice will be given through a supplement to the Fund's prospectuses and by posting to the Fund's website. A Fund may further communicate such action through a press release or by other means. The lifting of a liquidity fee or redemption gate will be communicated through similar means.

If a shareholder submits a redemption request while a redemption gate is in place, such request will be canceled and the shareholder will need to submit a new request following the lifting of the gate in order to redeem shares. The Board may, in its discretion, authorize a Fund to honor redemption requests (or pay redemptions without applying a liquidity fee) if the Fund can verify that the shareholder submitted the redemption request to the Fund's transfer agent before the Fund suspended redemptions or imposed a liquidity fee.When a fee or a gate is in place, a Fund will not allow purchases.

Once imposed, a liquidity fee must be applied to all shares redeemed and will remain in effect until the Board determines that imposing a fee is no longer in the best interests of the Fund; provided however that, if at the end of a business day, the Fund's weekly liquid assets have risen to 30% or more of its total assets, the Fund must cease charging the liquidity fee, effective at the beginning of the next business day. While in effect, any liquidity fees collected by the Fund will be used to help increase the Fund's weekly liquid assets.

Once imposed, a redemption gate must apply to all shares and will remain in effect until the Board determines that the redemption gate is no longer in the best interests of the Fund, provided, however, that the Fund must restore right of redemption on the earlier of: (1) the beginning of the next business day following a business day that ended with the Fund having invested 30% or more of its total assets in weekly liquid assets; or (2) the beginning of the next business day following 10 business days after suspending redemptions. A Fund may not impose a redemption gate for more than 10 business days in any rolling 90 calendar day period.
Please note that the Board may, in its discretion, elect to permanently suspend redemptions and liquidate a Fund under certain circumstances, including, among other things, if a Fund's weekly liquid assets fall below 10% of its total assets.

November 10, 2016	MMS116/P1208SP